Van Kampen Municipal Income Trust
                          Item 77(O) 10F-3 Transactions
                        July 1, 2003 - December 31, 2003



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
                                              2,000,  0.172%   0.42
California                                      000             3%      UBS
Infrastruc                                                           Financial
 ture and                                                             Services
 Economic                                                               Inc,
Developmen                                                           Citigroup,
t Bank Bay                                                            Merrill
Area Toll                                                             Lynch &
 Bridges                                                                Co,
 Seismic                                                              Fidelity
 Retrofit                                                             Capital
 Revenue                                                              Markets,
  Bonds,                                                               First
  Series                                                               Albany
  2003A                                                                Corp,
First Lien  08/06/  11,930   $97.27 $1,160,4                          Goldman
  Bonds       03     ,040              35,                             Sachs,
                                       000                             Great
                                                                      Pacific
                                                                     Securities
                                                                         ,
                                                                     Henderson
                                                                      Capital
                                                                     Partners,
                                                                     JP Morgan,
                                                                        Lam
                                                                     Securities
                                                                     Investment
                                                                     s, Lehman
                                                                     Brothers,
                                                                       Morgan
                                                                      Stanley,
                                                                       Prager
                                                                      Sealy &
                                                                     Co, Quick
                                                                     & Reilly,
                                                                      RBC Dain
                                                                     Rauscher,
                                                                       Rewood
                                                                     Securities
                                                                       Group,
                                                                      Roberts
                                                                      and Ryan
                                                                     Investment
                                                                       s and
                                                                      Stone &
                                                                     Youngberg
                                                                        LLC

   State
  Public                                                                Bear
  School                                                              Stearns,
 Building                                                              Janney
Authority                                                            Montgomery
(Commonwea                                                           , Arthurs
  lth of    08/14/  6,041,   $97.35 $588,140  4,000,  0.680%   0.88  Lestrange
Pennsylvan    03      499             ,000      000             4%   & Company,
ia) School                                                           Banc One,
  Lease                                                               Commerce
 Revenue                                                              Capital,
Bonds (The                                                             Morgan
  School                                                              Stanley,
 District                                                             Raymond
    of                                                                 James,
Philadelph                                                            Siebert
    ia                                                               Brandford
 Project)                                                             Shank &
  Series                                                                Co,
   2003                                                               Wachovia
                                                                     Bank, Iron
                                                                      Capital
                                                                      Markets,
                                                                        Loop
                                                                      Capital
                                                                      Markets,
                                                                      Merrill
                                                                       Lynch,
                                                                       Morgan
                                                                      Keegan,
                                                                      NatCity
                                                                     Investment
                                                                       s, PNC
                                                                      Capital
                                                                      Markets,
                                                                      RBC Dain
                                                                     Rauscher,
                                                                      and UBS

                                                                     Citigroup,
                                                                        Bear
                                                                      Stearns,
                                                                       First
  Golden                                                              Albany,
  State                                                                 UBS
 Tobacco                                                             Financial,
Securitiza                                                           AG Edwards
   tion     09/30/  26,436   $97.30 $2,572,2  3,000,  0.640%   0.41   & Sons,
Corporatio    03     ,639              85,      000             4%    Banc of
n Enhanced                             000                            America
 Tobacco                                                             Securities
Settlement                                                           , Banc One
  Asset-                                                              Capital
  Backed                                                              Markets,
  Bonds,                                                              EJ De La
  Series                                                             Rosa & Co,
  2003B                                                               Goldman
                                                                      Sachs &
                                                                        Co,
                                                                      Jackson
                                                                     Securities
                                                                        , JP
                                                                      Morgan,
                                                                       Lehman
                                                                     Brothers,
                                                                        Loop
                                                                      Capital
                                                                      Markets,
                                                                      Merrill
                                                                      Lynch &
                                                                     Co, Morgan
                                                                      Stanley,
                                                                     MR Beal &
                                                                        Co,
                                                                      O'Connor
                                                                     Southwest
                                                                     Securities
                                                                      , Prager
                                                                      Scaly &
                                                                        Co,
                                                                     Ramirez &
                                                                      Co Inc,
                                                                      RBC Dain
                                                                      Rauscher
                                                                        and
                                                                      Wachovia
                                                                        Bank